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                                                                    EXHIBIT 10.1


                               XTRA CORPORATION

               1991 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

          1. PURPOSE
             -------

          The purpose of this 1991 Stock Option Plan for Non-Employee Directors (the "Plan") is to advance the interests of XTRA Corporation (the "Company") by enhancing the ability of the Company to attract and retain Directors who are in a position to make significant contributions to the success of the Company and to reward Directors for such contributions through ownership of shares of the Company's common stock (the "Stock").

          2. ADMINISTRATION
             --------------

          The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. The Committee shall have authority, not inconsistent with the express provisions of the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan, and to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

          3. EFFECTIVE DATE AND TERM OF PLAN
             -------------------------------

          The Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company. Options granted under Section 6(a) of the Plan prior to that date shall be subject to approval of the Plan by the stockholders. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

          4. SHARES SUBJECT TO THE PLAN
             --------------------------

          (a)  Number of Shares.  Subject to adjustment as provided in Section
               ----------------
4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 100,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).
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                                                                    EXHIBIT 10.1

          (b)  Shares to be Delivered.  Shares delivered under the Plan shall be
               ----------------------
authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

          (c)  Changes in Stock.  In the event of a stock dividend, stock split
               ----------------
or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

          5. ELIGIBILITY FOR OPTIONS
             -----------------------

          Directors eligible to receive options under the Plan ("Eligible Directors") shall be any Director who is not an employee of the Company.

          6. TERMS AND CONDITIONS OF OPTIONS
             -------------------------------

          (a)  Number of Options.
               -----------------

          Eligible Directors who are Directors on the date of adoption of the Plan by the Board of Directors shall be awarded 4,000 shares of Stock on that date. Newly elected Eligible Directors who are subsequently elected to the Board shall also be awarded options covering 4,000 shares of Stock on the date of their first election to the Board.

          Following the initial grants, each Eligible Director shall be awarded options covering 1,000 shares of Stock on the day immediately succeeding the day of each Annual Meeting of the Stockholders of the Company, provided such individual is then an Eligible Director.

          (b)  Exercise Price.  The exercise price of each option shall be 100%
               --------------
of the fair market value per share of the Stock at the time the option is granted, but not less, in the case of an original issue of authorized stock, than par value per share. For this purpose, "fair market value" on any given date means the highest closing sale price on the date immediately preceding the date in question of a share of Stock on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such Stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such Stock is not listed on such
Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such Stock is listed, or, if such Stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such Stock on the date immediately preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any similar system then in use, or if no such
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                                                                    EXHIBIT 10.1

quotation system is available, the fair market value on the date in question as determined in good faith by the Committee.

          (c)  Duration of Options.  The latest date on which an option may be
               -------------------
exercised (the "Final Exercise Date") shall be the date which is five years from the date the option was granted.

          (d)  Exercise of Options.
               -------------------

          (1) Each option shall become exercisable in full on the earlier of
              (i) the first anniversary of the grant date or (ii) the date immediately prior to the date of the next annual meeting of stockholders following the grant date provided that such date is at least three hundred fifty five (355) days after such grant date.

          (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Committee and (b) payment in full for the number of shares for which the option is exercised.

          (3) If an option is exercised by the executor or administrator of a deceased Director, or by the person or persons to whom the option has been transferred by the Director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

          (e)  Payment for and Delivery of Stock.  Stock purchased under the
               ---------------------------------
Plan shall be paid for as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company, (ii) through the delivery of shares of Stock which have been beneficially owned by the Eligible Director for not less than six months prior to the date of exercise and having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (iii) by a combination of cash and Stock as provided in clauses (i) and (ii) above.

          An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

          The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the
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                                                                    EXHIBIT 10.1

Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

          (f)  Nontransferability of Options.  No option may be transferred
               -----------------------------
other than by will or by the laws of descent and distribution, and, during a Director's lifetime, an option may be exercised only by him.

          (g)  Death.  Upon the death of any Eligible Director granted options
               -----
under this Plan, all options not then exercisable shall terminate. All options held by the Director that are exercisable immediately prior to death may be exercised by his executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the three-year period ending with the third anniversary of the Director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of that three year period (or the period set forth in Section 6(c), whichever ends earlier), such options shall terminate to the extent not previously exercised.

          (h)  Other Termination of Status of Director.  If a Director's service
               ---------------------------------------
with the Company terminates for any reason other than death, all options held by the Director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(c)), but shall terminate immediately if the Director was removed for cause or resigned under circumstances which in the opinion of the Committee casts such discredit on him as to justify termination of his options. After completion of that three-month period (or the period set forth in Section 6(c), whichever ends earlier), such options shall terminate to the extent not previously exercised, expired or terminated.

          (i)  Mergers, etc.  Subject to Section 7, in the event of any merger
               -------------
or consolidation involving the Company, any sale of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options held by each Eligible Director shall terminate, but at least 20 days prior to the effective date of any such merger, sale, dissolution, or liquidation, the Committee shall make all options outstanding hereunder immediately exercisable, provided that the Committee may instead arrange that the successor or surviving corporation, if any, grant replacement options.


            7. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION
               ---------------------------------------------------------------

          Neither adoption of the Plan nor the grant of options to a Director shall affect the Company's right to grant to such Director options that are not subject to the Plan, to issue
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                                                                    EXHIBIT 10.1

to such Directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Directors.

          The Committee may at any time or times amend the Plan for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options; provided, however, that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) increase the number of options granted to Eligible Directors, (c) amend the definition of Eligible Director so as to enlarge the group of Directors eligible to receive options under the Plan, (d) reduce the price at which options may be granted, (e) change or extend the times at which options may be granted, or (f) amend the provisions of this Section 7, and no such amendment shall adversely affect the rights of any Director (without his consent) under any option previously granted, and, provided further, that Sections 4(a) and (c) and 6(a)-(d) of the Plan may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code or the rules thereunder.


                             *********************


As adopted by the Board of Directors: AUGUST 6, 1991
As approved by the Stockholders: JANUARY 29, 1992
As amended by the Board of Directors: NOVEMBER 18, 1993
As approved by the Stockholders: JANUARY 27, 1994
As amended by the Compensation Committee: JANUARY 25, 1996
As amended by the Compensation Committee: NOVEMBER 13, 1996
As approved by the Board of Directors: NOVEMBER 14, 1996
As approved by the Stockholders: JANUARY 23, 1997